EXHIBIT INDEX


Exhibit     Description of Document
Number

EX-99.a1 Articles of Incorporation of TCI Portfolios, Inc. dated June 3, 1987 (filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of TCI Portfolios, Inc. dated July 22, 1988 (filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a3 Articles of Amendment of TCI Portfolios, Inc. dated August 11, 1993 (filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a4 Articles Supplementary of TCI Portfolios, Inc., dated November 30, 1992 (filed as Exhibit 1.4 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995 (filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996 (filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.a7 Articles of Amendment of TCI Portfolios, Inc., dated April 1, 1997 (filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of American Century Variable Portfolios, Inc. dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9 Articles Supplementary of American Century Variable Portfolios, Inc. dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 27, 1998, and incorporated herein by reference).

EX-99.b1    Amended  and  Restated  By-Laws  of TCI  Portfolios,  Inc.(filed  as
            Exhibit 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2 Amendment to Amended and Restated By-Laws of American Century Variable Portfolios, Inc., is included herein.

EX-99.d Management Agreement between American Century Variable Portfolios, Inc. and American Century Investment Management, Inc. dated November 16, 1998 is included herein.

EX-99.e1 Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc., dated January 15, 1998 (filed as
            Exhibit 6.1 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as Exhibit 6b to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated December 1, 1998 (filed as Exhibit 6c to Post-Effective Amendment No. 12 to the Registration Statement of American Century World Mutual Funds, Inc. , File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated January 29, 1999 is included herein.

EX-99.g1 Custody Agreement dated September 12, 1995, with UMB Bank, N.A.(filed as Exhibit 8.2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.g2 Amendment No. 1 to Custody Agreement with UMB Bank, N.A. dated January 25, 1996 (filed as Exhibit 8b to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 29, 1996, and incorporated herein by reference).

EX-99.g3 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.h Transfer Agency Agreement with Twentieth Century Services, Inc. (formerly J. E. Stowers & Company) dated October 15, 1987 (filed as
            Exhibit 9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel is included herein.

EX-99.j1    Consent of Deloitte & Touche LLP to be filed by amendment.

EX-99.j2    Consent of Baird, Kurtz & Dobson to be filed by amendment.

EX-99.j3    Power of Attorney dated July 25, 1998 is included herein.

EX-27.1.1   Financial Data Schedule for American Century VP Capital Appreciation
            is included herein.

EX-27.7.2   Financial Data Schedule for American Century VP Balanced is included herein.

EX-27.7.3   Financial  Data  Schedule  for  American  Century  VP  Advantage  is
            included herein.

EX-27.1.4   Financial  Data Schedule for American  Century VP  International  is
            included herein.

EX-27.1.5   Financial  Data  Schedule for American  Century VP Value is included herein.

EX-27.1.6   Financial  Data Schedule for American  Century VP Income & Growth is
            included herein.